UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 8, 2005
                                                          ------------


                        ETERNAL TECHNOLOGIES GROUP, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Nevada                          0-27929                        62-1655508
--------------------           ----------------                 ----------------
(State or other jurisdiction    (Commission                    (IRS Employer
 of incorporation)              file number)              Identification Number)


                         Sect. D, 5/F, Block A. Innotech
                                     Tower,
                 235 Nanjing Rd. Heping District, Tianjin 300052
               (Address of principal executive offices)(Zip Code)

                               011-86-22-2721-7020
              (Registrant's telephone number, including area code)

                                       N/A
                      ------------------------------ ----
         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction A.2. below).

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) uner the Exchange Act (17 CFR 240.14d-2(b)).

Item 4.01         Changes in Registrant's Certifying Accountant

         (a) On July 12, 2005, Eternal Technologies Group, Inc. (the "Company") informed Thomas Leger & Co. ("Leger") that they were being dismissed as the Company's independent accountant.

         The decision to change accountants was recommended and approved by the board of directors of the Company.

         Leger's audit report on the financial statements for the year ended December 31, 2004 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Company's two most recent fiscal years and any subsequent interim period preceding the dismissal of Leger, there were no disagreements with Leger on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of Leger, would have caused Leger to make reference to the subject matter of the disagreement(s) in connection with its report.

         During the Company's two most recent fiscal years and any subsequent interim period preceding the dismissal of Leger, there have been no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-K.

         The Company has provided Leger with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K. The Company has requested that Leger review the disclosure and furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. Such letter will be filed by amendment as an exhibit to this Report upon receipt of the same.

         (b) On July 8, 2005, the Company engaged Ham, Langston & Brezenia LLP ("HLB") as its new independent accountant. Prior to the engagement of HLB, the Company did not consult with such firm regarding the application of accounting principles to a specific completed or contemplated transaction, or any matter that was either the subject of a disagreement or a reportable event. The Company also did not consult with HLB regarding the type of audit opinion which might be rendered on the Company's financial statements and no oral or written report was provided by HLB.

Item 9.01         Financial Statements and Exhibits

(c)      Exhibits

         16.1     Letter re: change in Certifying Accountants

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ETERNAL TECHNOLOGIES GROUP, INC.

Dated: July 13, 2005
                                            By: /s/ JiJun Wu
                                            Chairman of the Board

Thomas Leger & Co. LLP
1235 N. Loop W. Suite 907
Houston,TX 77008



July 13, 2005




United States Securities and Exchange Commission
Division of Corporate Finance
450 Fifth Street, N.W.
Washington, D.C. 20549


To Whom It May Concern:

We have read Item 4(a) of Form 8-K dated July 8, 2005, of Eternal Technologies Group, Inc. and are in agreement with the statements contained therein. We have no basis to agree or disagree with other statements of the registrant contained in the Form 8-K.

Very truly yours,


/s/ Thomas Leger & Co. LLP
Thomas Leger & Co. LLP